UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2015

FORCEFIELD ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36133	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, Suite 212 New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 672-1786

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Registrant will not be able to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “10-Q”), by the extended required filing date of May 20, 2015.  As previously disclosed by the Registrant in  previously filed Current Reports on Form 8-K (the “8-Ks”), the Registrant is addressing SEC subpoenas, class action lawsuits and other items related to the events described in the 8-Ks; and is assessing the impact of these events, if any, on its financial statements.  As a result, the Registrant is not able to timely complete the financial statements and other related items required to be included in the 10-Q.

The Company is working diligently and intends to file the 10-Q as soon as practicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORCEFIELD ENERGY INC.

May 20, 2015	By:	/s/ David Natan
David Natan
Chief Executive Officer

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